Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

Q4 FY17 GAAP EPS UP 15% TO $0.76 and NON-GAAP EPS UP 10% TO $0.89

Total Cloud Revenues Up 58% to $1.4 Billion, Total Revenue Up 3% to $10.9 Billion

REDWOOD SHORES, Calif., June 21, 2017 — Oracle Corporation (NYSE: ORCL) today announced fiscal 2017 Q4 results and fiscal 2017 full year results. Comparing Q4 2017 to Q4 last year, SaaS (Software as a Service) cloud revenues were up 67% to $964 million, and non-GAAP SaaS revenues were up 75% to $1.0 billion. Cloud PaaS (Platform as a Service) plus IaaS (Infrastructure as a Service) revenues were up 40% to $397 million, and non-GAAP PaaS plus IaaS revenues were up 42% to $403 million. Total cloud revenues were up 58% to $1.4 billion, and non-GAAP total cloud revenues were up 64% to $1.4 billion. Cloud plus on-premise software revenues were up 5% to $8.9 billion, and non-GAAP cloud and on-premise software revenues were up 6% to $8.9 billion. Total revenues were up 3% to $10.9 billion.

Operating Income was up 3% to $4.1 billion, and the operating margin was 37%. Non-GAAP Operating Income was up 5% to $5.0 billion, and the non-GAAP operating margin was 46%. Net Income was $3.2 billion, and non-GAAP Net Income was $3.8 billion. Earnings Per Share was $0.76, while non-GAAP Earnings Per Share was $0.89. Without the impact of the U.S. dollar strengthening compared to foreign currencies, Oracle’s reported GAAP Earnings Per Share would have been 2 cents higher, and non-GAAP Earnings Per Share would have been 1 cent higher.

Short-term deferred revenues were up 8% to $8.2 billion compared with a year ago. Operating cash flow on a trailing twelve-month basis was up 3% to $14.1 billion.

For fiscal 2017, Cloud SaaS revenues were up 61% to $3.2 billion compared to fiscal 2016. Non-GAAP SaaS revenues were up 68% to $3.4 billion. Cloud PaaS and IaaS revenues were up 60% to $1.4 billion for both GAAP and Non-GAAP. Total cloud revenues were up 60% to $4.6 billion. Non-GAAP cloud revenues were up 66% to $4.7 billion. Cloud and on-premise software revenues were up 4% to $30.2 billion. Non-GAAP cloud and on-premise software revenues were up 5% to $30.4 billion. Total Revenues were up 2% to $37.7 billion. Non-GAAP Total Revenues were up 2% to $37.9 billion.

Operating Income was $12.7 billion, and operating margin was 34%. Non-GAAP Operating Income was $16.2 billion and non-GAAP operating margin was 43%. Net Income was $9.3 billion while non-GAAP Net Income was $11.6 billion. Earnings Per Share was $2.21, while Non-GAAP Earnings Per Share was $2.74. Without the impact of the U.S. dollar strengthening compared to foreign currencies, Oracle’s reported GAAP Earnings Per Share would have been 4 cents higher and non-GAAP Earnings Per Share would have been 3 cents higher.

“Our fourth quarter results were very strong as revenue growth and earnings per share both substantially exceeded the high end of guidance,” said Oracle CEO, Safra Catz. “We continue to experience rapid adoption of the Oracle Cloud led by the 75% growth in our SaaS business in Q4. This cloud hyper-growth is expanding our operating margins, and we expect earnings per share growth to accelerate in fiscal 2018.”

“We sold $855 million of new annually recurring cloud revenue (ARR) in Q4, putting us over our $2 billion ARR bookings goal for fiscal year 2017,” said Oracle CEO, Mark Hurd. “We also delivered over $1 billion in quarterly SaaS revenue for the first time. Next year is going to be even better. We expect to sell a lot more than $2 billion in new cloud ARR in fiscal year 2018.”

“AT&T has agreed to migrate thousands of existing Oracle databases containing petabytes of data plus their associated applications workloads to the Oracle Cloud,” said Oracle Chairman and CTO, Larry Ellison. “In the coming year, I expect more of our big customers to migrate their Oracle databases and database applications to the Oracle Cloud. These large-scale migrations will dramatically increase the size of both our PaaS and IaaS cloud businesses.”

The Board of Directors also declared a quarterly cash dividend of $0.19 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on July 19, 2017, with a payment date of August 2, 2017.

Q4 Fiscal 2017 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (816) 287-5563, Passcode: 425392. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q4 results and fiscal 2017 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (855) 859-2056 or (404) 537-3406, Pass Code: 34656498.

About Oracle

Oracle offers a comprehensive and fully integrated stack of cloud applications and platform services. For more information about Oracle (NYSE: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding our future sales and non-GAAP financial results, expectations of future customer migrations to the Oracle Cloud and growth in the size of our PaaS and IaaS cloud business, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Our cloud computing strategy, including our Oracle Cloud SaaS, PaaS, IaaS and data as a service offerings, may not be successful. (2) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware systems products or purchase or renew support contracts. (3) If the security measures for our products and services are compromised or if our products and services contain significant coding, manufacturing or configuration errors, we may experience reputational harm, legal claims and reduced sales. (4) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for support contracts. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) Economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (7) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of June 21, 2017. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q4 FISCAL 2017 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase		% Increase (Decrease)
	2017	% of Revenues		2016	% of Revenues		(Decrease) in US $		in Constant Currency (1)

REVENUES
Cloud software as a service	$964	9%		$576	5%		67%		69%
Cloud platform as a service and infrastructure as a service	397	4%		283	3%		40%		42%

Total cloud revenues	1,361	13%		859	8%		58%		60%

New software licenses	2,626	24%		2,766	26%		(5%	)	(4%	)
Software license updates and product support	4,897	45%		4,814	46%		2%		3%

Total on-premise software revenues	7,523	69%		7,580	72%		(1%	)	0%

Total cloud and on-premise software revenues	8,884	82%		8,439	80%		5%		6%

Hardware revenues	1,114	10%		1,283	12%		(13%	)	(12%	)
Services revenues	894	8%		872	8%		3%		4%

Total revenues	10,892	100%		10,594	100%		3%		4%

OPERATING EXPENSES
Cloud software as a service	355	3%		272	3%		31%		32%
Cloud platform as a service and infrastructure as a service	214	2%		131	1%		64%		65%
Software license updates and product support	266	3%		268	2%		(1%	)	0%
Hardware	440	4%		573	6%		(23%	)	(22%	)
Services	728	7%		692	7%		5%		6%
Sales and marketing	2,313	21%		2,306	22%		0%		1%
Research and development	1,609	15%		1,534	14%		5%		5%
General and administrative	317	3%		323	3%		(2%	)	(1%	)
Amortization of intangible assets	441	4%		355	3%		24%		24%
Acquisition related and other	18	0%		7	0%		165%		165%
Restructuring	118	1%		165	2%		(29%	)	(26%	)

Total operating expenses	6,819	63%		6,626	63%		3%		4%

OPERATING INCOME	4,073	37%		3,968	37%		3%		4%

Interest expense	(481)	(4%	)	(362)	(3%	)	33%		33%
Non-operating income, net	168	2%		126	1%		34%		32%

INCOME BEFORE PROVISION FOR INCOME TAXES	3,760	35%		3,732	35%		1%		3%

Provision for income taxes	529	5%		918	8%		(42%	)	(43%	)

NET INCOME	$3,231	30%		$2,814	27%		15%		17%

EARNINGS PER SHARE:
Basic	$0.78			$0.68
Diluted	$0.76			$0.66
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,132			4,147
Diluted	4,248			4,238

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended May 31, 2017 compared with the corresponding prior year period decreased our revenues by 1 percentage point, operating expenses by 1 percentage point and operating income by 1 percentage point.

ORACLE CORPORATION

Q4 FISCAL 2017 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2017 GAAP	Adj.	2017 Non-GAAP	2016 GAAP	Adj.	2016 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES	$10,892	$50	$10,942	$10,594	$2	$10,596	3%		3%		4%		4%

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	$8,884	$50	$8,934	$8,439	$2	$8,441	5%		6%		6%		7%
TOTAL CLOUD REVENUES	1,361	50	1,411	859	1	860	58%		64%		60%		66%
Cloud software as a service	964	44	1,008	576	1	577	67%		75%		69%		76%
Cloud platform as a service and infrastructure as a service	397	6	403	283	—	283	40%		42%		42%		45%
New software licenses	2,626	—	2,626	2,766	—	2,766	(5%	)	(5%	)	(4%	)	(4%	)
Software license updates and product support	4,897	—	4,897	4,814	1	4,815	2%		2%		3%		3%
TOTAL OPERATING EXPENSES	$6,819	$(893)	$5,926	$6,626	$(796)	$5,830	3%		2%		4%		3%
Cloud software as a service (4)	355	(6)	349	272	(4)	268	31%		30%		32%		32%
Cloud platform as a service and infrastructure as a service (4)	214	(2)	212	131	(1)	130	64%		64%		65%		65%
Sales and marketing (3)	2,313	(62)	2,251	2,306	(57)	2,249	0%		0%		1%		1%
Stock-based compensation (4)	246	(246)	—	207	(207)	—	19%		*		19%		*
Amortization of intangible assets (5)	441	(441)	—	355	(355)	—	24%		*		24%		*
Acquisition related and other	18	(18)	—	7	(7)	—	165%		*		165%		*
Restructuring	118	(118)	—	165	(165)	—	(29%	)	*		(26%	)	*
CLOUD SOFTWARE AS A SERVICE MARGIN %	63%		65%	53%		54%	1,040	bp.	1,176	bp.	1,030	bp.	1,164	bp
CLOUD PLATFORM AS A SERVICE AND INFRASTRUCTURE AS A SERVICE MARGIN %	46%		47%	54%		54%	(783)	bp.	(698)	bp.	(738)	bp.	(656)	bp.
OPERATING INCOME	$4,073	$943	$5,016	$3,968	$798	$4,766	3%		5%		4%		7%
OPERATING MARGIN %	37%		46%	37%		45%	(7)	bp.	86	bp.	13	bp.	98	bp.
INCOME TAX EFFECTS (6)	$529	$412	$941	$918	$188	$1,106	(42%	)	(15%	)	(43%	)	(14%	)
NET INCOME	$3,231	$531	$3,762	$2,814	$610	$3,424	15%		10%		17%		11%
DILUTED EARNINGS PER SHARE	$0.76		$0.89	$0.66		$0.81	15%		10%		17%		11%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,248	—	4,248	4,238	—	4,238	0%		0%		0%		0%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Non-GAAP adjustments to sales and marketing expenses were as follows:

	Three Months Ended May 31,
	2017	2016
Stock-based compensation (4)	$(78)	$(57)
Acquired deferred sales commissions amortization	16	—

Total non-GAAP sales and marketing adjustments	$(62)	$(57)

(4)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended May 31, 2017			Three Months Ended May 31, 2016
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Software license updates and product support	$6	$(6)	$—	$6	$(6)	$—
Hardware	3	(3)	—	3	(3)	—
Services	14	(14)	—	7	(7)	—
Research and development	197	(197)	—	157	(157)	—
General and administrative	26	(26)	—	34	(34)	—

Subtotal	246	(246)	—	207	(207)	—

Cloud software as a service	6	(6)	—	4	(4)	—
Cloud platform as a service and infrastructure as a service	2	(2)	—	1	(1)	—
Sales and marketing	78	(78)	—	57	(57)	—
Acquisition related and other	2	(2)	—	—	—	—

Total stock-based compensation	$334	$(334)	$—	$269	$(269)	$—

(5)	Estimated future annual amortization expense related to intangible assets as of May 31, 2017 was as follows:

Fiscal 2018	$1,588
Fiscal 2019	1,419
Fiscal 2020	1,219
Fiscal 2021	1,050
Fiscal 2022	947
Thereafter	1,456

Total intangible assets, net	$7,679

(6)	Income tax effects were calculated reflecting an effective GAAP tax rate of 14.1% and 24.6% in the fourth quarter of fiscal 2017 and 2016, respectively, and an effective non-GAAP tax rate of 20.0% and 24.4% in the fourth quarter of fiscal 2017 and 2016, respectively. The difference between our GAAP and non-GAAP tax rate in the fourth quarter of fiscal 2017 was primarily due to the net tax effects on stock-based compensation expense and acquisition related items, including the tax effects of amortization of intangible assets. The difference between our GAAP and non-GAAP tax rate in the fourth quarter of fiscal 2016 was primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2017 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Year Ended May 31,						% Increase		% Increase (Decrease)
	2017	% of Revenues		2016	% of Revenues		(Decrease) in US $		in Constant Currency (1)

REVENUES
Cloud software as a service	$3,211	8%		$2,001	5%		61%		62%
Cloud platform as a service and infrastructure as a service	1,360	4%		852	3%		60%		62%

Total cloud revenues	4,571	12%		2,853	8%		60%		62%

New software licenses	6,418	17%		7,276	19%		(12%	)	(11%	)
Software license updates and product support	19,229	51%		18,861	51%		2%		3%

Total on-premise software revenues	25,647	68%		26,137	70%		(2%	)	(1%	)

Total cloud and on-premise software revenues	30,218	80%		28,990	78%		4%		5%

Hardware revenues	4,152	11%		4,668	13%		(11%	)	(10%	)
Services revenues	3,358	9%		3,389	9%		(1%	)	1%

Total revenues	37,728	100%		37,047	100%		2%		3%

OPERATING EXPENSES
Cloud software as a service	1,285	4%		1,049	3%		22%		24%
Cloud platform as a service and infrastructure as a service	678	2%		469	1%		45%		46%
Software license updates and product support	1,052	3%		1,146	3%		(8%	)	(7%	)
Hardware	1,653	4%		2,064	6%		(20%	)	(19%	)
Services	2,801	7%		2,751	8%		2%		3%
Sales and marketing	8,197	22%		7,884	21%		4%		5%
Research and development	6,159	16%		5,787	16%		6%		7%
General and administrative	1,176	3%		1,155	3%		2%		3%
Amortization of intangible assets	1,451	4%		1,638	4%		(11%	)	(11%	)
Acquisition related and other	103	0%		42	0%		145%		147%
Restructuring	463	1%		458	1%		1%		4%

Total operating expenses	25,018	66%		24,443	66%		2%		3%

OPERATING INCOME	12,710	34%		12,604	34%		1%		2%

Interest expense	(1,798)	(5%	)	(1,467)	(4%	)	23%		23%
Non-operating income, net	605	2%		305	1%		98%		96%

INCOME BEFORE PROVISION FOR INCOME TAXES	11,517	31%		11,442	31%		1%		2%

Provision for income taxes	2,182	6%		2,541	7%		(14%	)	(15%	)

NET INCOME	$9,335	25%		$8,901	24%		5%		6%

EARNINGS PER SHARE:
Basic	$2.27			$2.11
Diluted	$2.21			$2.07
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,115			4,221
Diluted	4,217			4,305

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the year ended May 31, 2017 compared with the corresponding prior year period decreased our revenues by 1 percentage point, operating expenses by 1 percentage point and operating income by 1 percentage point.

ORACLE CORPORATION

FISCAL 2017 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Year Ended May 31,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2017 GAAP	Adj.	2017 Non-GAAP	2016 GAAP	Adj.	2016 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES	$37,728	$171	$37,899	$37,047	$10	$37,057	2%		2%		3%		3%

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	$30,218	$171	$30,389	$28,990	$9	$28,999	4%		5%		5%		6%
TOTAL CLOUD REVENUES	4,571	170	4,741	2,853	7	2,860	60%		66%		62%		68%
Cloud software as a service	3,211	164	3,375	2,001	7	2,008	61%		68%		62%		70%
Cloud platform as a service and infrastructure as a service	1,360	6	1,366	852	—	852	60%		60%		62%		63%
New software licenses	6,418	—	6,418	7,276	—	7,276	(12%	)	(12%	)	(11%	)	(11%	)
Software license updates and product support	19,229	1	19,230	18,861	2	18,863	2%		2%		3%		3%
TOTAL HARDWARE REVENUES	$4,152	$—	$4,152	$4,668	$1	$4,669	(11%	)	(11%	)	(10%	)	(10%	)
TOTAL OPERATING EXPENSES	$25,018	$(3,286)	$21,732	$24,443	$(3,172)	$21,271	2%		2%		3%		3%
Cloud software as a service (4)	1,285	(23)	1,262	1,049	(17)	1,032	22%		22%		24%		24%
Cloud platform as a service and infrastructure as a service (4)	678	(5)	673	469	(4)	465	45%		45%		46%		47%
Sales and marketing (3)	8,197	(260)	7,937	7,884	(220)	7,664	4%		4%		5%		4%
Stock-based compensation (4)	981	(981)	—	793	(793)	—	24%		*		24%		*
Amortization of intangible assets (5)	1,451	(1,451)	—	1,638	(1,638)	—	(11%	)	*		(11%	)	*
Acquisition related and other	103	(103)	—	42	(42)	—	145%		*		147%		*
Restructuring	463	(463)	—	458	(458)	—	1%		*		4%		*
CLOUD SOFTWARE AS A SERVICE MARGIN %	60%		63%	48%		49%	1,247	bp.	1,407	bp.	1,223	bp.	1,382	bp.
CLOUD PLATFORM AS A SERVICE AND INFRASTRUCTURE AS A SERVICE MARGIN %	50%		51%	45%		46%	504	bp.	513	bp.	542	bp.	550	bp.
OPERATING INCOME	$12,710	$3,457	$16,167	$12,604	$3,182	$15,786	1%		2%		2%		3%
OPERATING MARGIN %	34%		43%	34%		43%	(33	) bp.	6	bp.	(29	) bp.	5	bp.
INCOME TAX EFFECTS (6)	$2,182	$1,233	$3,415	$2,541	$846	$3,387	(14%	)	1%		(15%	)	2%
NET INCOME	$9,335	$2,224	$11,559	$8,901	$2,336	$11,237	5%		3%		6%		4%
DILUTED EARNINGS PER SHARE	$2.21		$2.74	$2.07		$2.61	7%		5%		9%		6%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,217	—	4,217	4,305	—	4,305	(2%	)	(2%	)	(2%	)	(2%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Non-GAAP adjustments to sales and marketing expenses were as follows:

	Year Ended May 31,
	2017	2016
Stock-based compensation (4)	$(306)	$(220)
Acquired deferred sales commissions amortization	46	—

Total non-GAAP sales and marketing adjustments	$(260)	$(220)

(4)	Stock-based compensation was included in the following GAAP operating expense categories:

	Year Ended May 31, 2017			Year Ended May 31, 2016
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Software license updates and product support	$26	$(26)	$—	$23	$(23)	$—
Hardware	11	(11)	—	12	(12)	—
Services	44	(44)	—	29	(29)	—
Research and development	770	(770)	—	609	(609)	—
General and administrative	130	(130)	—	120	(120)	—

Subtotal	981	(981)	—	793	(793)	—

Cloud software as a service	23	(23)	—	17	(17)	—
Cloud platform as a service and infrastructure as a service	5	(5)	—	4	(4)	—
Sales and marketing	306	(306)	—	220	(220)	—
Acquisition related and other	35	(35)	—	3	(3)	—

Total stock-based compensation	$1,350	$(1,350)	$—	$1,037	$(1,037)	$—

(5)	Estimated future annual amortization expense related to intangible assets as of May 31, 2017 was as follows:

Fiscal 2018	$1,588
Fiscal 2019	1,419
Fiscal 2020	1,219
Fiscal 2021	1,050
Fiscal 2022	947
Thereafter	1,456

Total intangible assets, net	$7,679

(6)	Income tax effects were calculated reflecting an effective GAAP tax rate of 18.9% and 22.2% in fiscal 2017 and 2016, respectively, and an effective non-GAAP tax rate of 22.8% and 23.2% in fiscal 2017 and 2016, respectively. The difference between our GAAP and non-GAAP tax rate in fiscal 2017 was primarily due to the net tax effects on stock-based compensation expense and acquisition related items, including the tax effects of amortization of intangible assets. The difference between our GAAP and non-GAAP tax rate in fiscal 2016 was primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2017 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	May 31, 2017	May 31, 2016
ASSETS

Current Assets:
Cash and cash equivalents	$21,784	$20,152
Marketable securities	44,294	35,973
Trade receivables, net	5,300	5,385
Inventories	300	212
Prepaid expenses and other current assets	2,837	2,591

Total Current Assets	74,515	64,313
Non-Current Assets:
Property, plant and equipment, net	5,315	4,000
Intangible assets, net	7,679	4,943
Goodwill, net	43,045	34,590
Deferred tax assets	1,143	1,291
Other assets	3,294	3,043

Total Non-Current Assets	60,476	47,867

TOTAL ASSETS	$134,991	$112,180

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable and other borrowings, current	$9,797	$3,750
Accounts payable	599	504
Accrued compensation and related benefits	1,966	1,966
Deferred revenues	8,233	7,655
Other current liabilities	3,583	3,333

Total Current Liabilities	24,178	17,208
Non-Current Liabilities:
Notes payable and other borrowings, non-current	48,112	40,105
Income taxes payable	5,681	4,908
Other non-current liabilities	2,774	2,169

Total Non-Current Liabilities	56,567	47,182
Equity	54,246	47,790

TOTAL LIABILITIES AND EQUITY	$134,991	$112,180

ORACLE CORPORATION

FISCAL 2017 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Year Ended May 31,
	2017	2016
Cash Flows From Operating Activities:
Net income	$9,335	$8,901
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	1,000	871
Amortization of intangible assets	1,451	1,638
Deferred income taxes	(486)	(105)
Stock-based compensation	1,350	1,037
Tax benefits on the vesting of restricted stock-based awards and exercise of stock options	614	311
Other, net	123	143
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	147	226
(Increase) decrease in inventories	(88)	88
Decrease (increase) in prepaid expenses and other assets	64	(90)
Decrease in accounts payable and other liabilities	(37)	(13)
Increase in income taxes payable	118	2
Increase in deferred revenues	535	676

Net cash provided by operating activities	14,126	13,685

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(25,867)	(24,562)
Proceeds from maturities and sales of marketable securities and other investments	17,615	21,247
Acquisitions, net of cash acquired	(11,221)	(650)
Capital expenditures	(2,021)	(1,189)

Net cash used for investing activities	(21,494)	(5,154)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(3,561)	(10,440)
Proceeds from issuances of common stock	2,181	1,425
Shares repurchased for tax withholdings upon vesting of restricted stock-based awards	(283)	(89)
Payments of dividends to stockholders	(2,631)	(2,541)
Proceeds from borrowings, net of issuance costs	17,732	3,750
Repayments of borrowings	(4,094)	(2,000)
Distributions to noncontrolling interests	(258)	(85)

Net cash provided by (used for) financing activities	9,086	(9,980)

Effect of exchange rate changes on cash and cash equivalents	(86)	(115)

Net increase (decrease) in cash and cash equivalents	1,632	(1,564)

Cash and cash equivalents at beginning of period	20,152	21,716

Cash and cash equivalents at end of period	$21,784	$20,152

ORACLE CORPORATION

FISCAL 2017 FINANCIAL RESULTS

FREE CASH FLOW - TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2016								Fiscal 2017
	Q1		Q2		Q3		Q4		Q1	Q2	Q3		Q4
GAAP Operating Cash Flow	$13,682		$13,113		$14,252		$13,685		$13,679	$14,249	$13,453		$14,126

Capital Expenditures	(1,636)		(1,606)		(1,606)		(1,189)		(1,042)	(1,604)	(1,676)		(2,021)

Free Cash Flow	$12,046		$11,507		$12,646		$12,496		$12,637	$12,645	$11,777		$12,105

% Growth over prior year	(20%	)	(22%	)	(8%	)	(5%	)	5%	10%	(7%	)	(3%	)
GAAP Net Income	$9,501		$9,198		$8,844		$8,901		$8,986	$8,820	$8,917		$9,335

Free Cash Flow as a % of Net Income	127%		125%		143%		140%		141%	143%	132%		130%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

ORACLE CORPORATION

FISCAL 2017 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES (1)

($ in millions)

	Fiscal 2016										Fiscal 2017
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4		TOTAL
REVENUES
Cloud software as a service	$438		$462		$526		$576		$2,001		$657		$725		$865		$964		$3,211
Cloud platform as a service and infrastructure as a service	173		187		209		283		852		312		328		324		397		1,360

Total cloud revenues	611		649		735		859		2,853		969		1,053		1,189		1,361		4,571
New software licenses	1,151		1,677		1,680		2,766		7,276		1,030		1,347		1,414		2,626		6,418
Software license updates and product support	4,696		4,683		4,669		4,814		18,861		4,792		4,777		4,762		4,897		19,229

Total on-premise software revenues	5,847		6,360		6,349		7,580		26,137		5,822		6,124		6,176		7,523		25,647

Total cloud and on-premise software revenues	6,458		7,009		7,084		8,439		28,990		6,791		7,177		7,365		8,884		30,218
Total hardware revenues	1,128		1,123		1,135		1,283		4,668		996		1,014		1,028		1,114		4,152
Total services revenues	862		861		793		872		3,389		808		844		812		894		3,358

Total revenues	$8,448		$8,993		$9,012		$10,594		$37,047		$8,595		$9,035		$9,205		$10,892		$37,728

AS REPORTED REVENUE GROWTH RATES
Cloud software as a service	30%		28%		42%		40%		36%		50%		57%		64%		67%		61%
Cloud platform as a service and infrastructure as a service	25%		20%		33%		71%		38%		80%		75%		55%		40%		60%
Total cloud revenues	29%		26%		40%		49%		36%		59%		62%		62%		58%		60%
New software licenses	(16%	)	(18%	)	(15%	)	(12%	)	(15%	)	(11%	)	(20%	)	(16%	)	(5%	)	(12%	)
Software license updates and product support	(1%	)	(2%	)	0%		3%		0%		2%		2%		2%		2%		2%
Total on-premise software revenues	(4%	)	(7%	)	(4%	)	(3%	)	(5%	)	0%		(4%	)	(3%	)	(1%	)	(2%	)
Total cloud and on-premise software revenues	(2%	)	(4%	)	(1%	)	0%		(2%	)	5%		2%		4%		5%		4%
Total hardware revenues	(3%	)	(16%	)	(13%	)	(9%	)	(10%	)	(12%	)	(10%	)	(9%	)	(13%	)	(11%	)
Total services revenues	1%		(8%	)	(7%	)	(3%	)	(4%	)	(6%	)	(2%	)	2%		3%		(1%	)
Total revenues	(2%	)	(6%	)	(3%	)	(1%	)	(3%	)	2%		0%		2%		3%		2%
CONSTANT CURRENCY GROWTH RATES (2)
Cloud software as a service	34%		32%		45%		41%		38%		52%		59%		65%		69%		62%
Cloud platform as a service and infrastructure as a service	32%		26%		38%		74%		44%		84%		78%		57%		42%		62%
Total cloud revenues	34%		31%		44%		51%		40%		61%		64%		63%		60%		62%
New software licenses	(9%	)	(12%	)	(11%	)	(10%	)	(11%	)	(10%	)	(19%	)	(15%	)	(4%	)	(11%	)
Software license updates and product support	8%		5%		5%		4%		5%		3%		3%		3%		3%		3%
Total on-premise software revenues	4%		0%		0%		(2%	)	0%		1%		(3%	)	(2%	)	0%		(1%	)
Total cloud and on-premise software revenues	6%		2%		3%		2%		3%		6%		3%		5%		6%		5%
Total hardware revenues	6%		(10%	)	(8%	)	(7%	)	(5%	)	(11%	)	(9%	)	(9%	)	(12%	)	(10%	)
Total services revenues	10%		0%		(2%	)	(1%	)	2%		(5%	)	0%		3%		4%		1%
Total revenues	7%		0%		1%		0%		2%		3%		1%		3%		4%		3%

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016 and 2015 for the fiscal 2017 and fiscal 2016 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

FISCAL 2017 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2016										Fiscal 2017
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4		TOTAL
AMERICAS
Total cloud and on-premise software revenues	$3,684		$3,927		$3,964		$4,771		$16,346		$3,876		$4,000		$4,280		$5,076		$17,231

Total hardware revenues	$589		$595		$571		$650		$2,404		$526		$510		$511		$542		$2,089

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	2%		(3%	)	(1%	)	(3%	)	(2%	)	5%		2%		8%		6%		5%
Total hardware revenues	1%		(17%	)	(17%	)	(14%	)	(12%	)	(11%	)	(14%	)	(11%	)	(17%	)	(13%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		0%		1%		(2%	)	1%		6%		2%		7%		6%		5%
Total hardware revenues	6%		(14%	)	(13%	)	(11%	)	(9%	)	(10%	)	(14%	)	(11%	)	(17%	)	(13%	)
EUROPE / MIDDLE EAST / AFRICA
Total cloud and on-premise software revenues	$1,873		$2,066		$2,069		$2,462		$8,471		$1,903		$2,008		$2,019		$2,489		$8,419

Total hardware revenues	$330		$316		$349		$382		$1,377		$275		$294		$300		$352		$1,221

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	(6%	)	(8%	)	(5%	)	4%		(3%	)	2%		(3%	)	(2%	)	1%		(1%	)
Total hardware revenues	(2%	)	(17%	)	(8%	)	(10%	)	(9%	)	(17%	)	(7%	)	(14%	)	(8%	)	(11%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	7%		3%		2%		5%		4%		7%		2%		2%		5%		4%
Total hardware revenues	14%		(6%	)	(1%	)	(8%	)	(1%	)	(13%	)	(2%	)	(10%	)	(4%	)	(7%	)
ASIA PACIFIC
Total cloud and on-premise software revenues	$901		$1,016		$1,051		$1,206		$4,173		$1,012		$1,169		$1,066		$1,319		$4,568

Total hardware revenues	$209		$212		$215		$251		$887		$195		$210		$217		$220		$842

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	(7%	)	(3%	)	7%		9%		2%		12%		15%		2%		9%		9%
Total hardware revenues	(14%	)	(11%	)	(8%	)	8%		(7%	)	(7%	)	(1%	)	1%		(12%	)	(5%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	7%		6%		13%		11%		9%		8%		11%		0%		9%		7%
Total hardware revenues	(3%	)	(3%	)	(3%	)	9%		0%		(9%	)	(3%	)	0%		(12%	)	(6%	)
TOTAL COMPANY
Total cloud and on-premise software revenues	$6,458		$7,009		$7,084		$8,439		$28,990		$6,791		$7,177		$7,365		$8,884		$30,218

Total hardware revenues	$1,128		$1,123		$1,135		$1,283		$4,668		$996		$1,014		$1,028		$1,114		$4,152

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	(2%	)	(4%	)	(1%	)	0%		(2%	)	5%		2%		4%		5%		4%
Total hardware revenues	(3%	)	(16%	)	(13%	)	(9%	)	(10%	)	(12%	)	(10%	)	(9%	)	(13%	)	(11%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		2%		3%		2%		3%		6%		3%		5%		6%		5%
Total hardware revenues	6%		(10%	)	(8%	)	(7%	)	(5%	)	(11%	)	(9%	)	(9%	)	(12%	)	(10%	)

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016 and 2015 for the fiscal 2017 and fiscal 2016 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

FISCAL 2017 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2016										Fiscal 2017
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4		TOTAL
APPLICATIONS REVENUES
Cloud software as a service	$438		$462		$526		$576		$2,001		$657		$725		$865		$964		$3,211
On-premise software revenues	1,668		1,799		1,775		2,102		7,345		1,584		1,610		1,632		1,898		6,724

Total cloud and on-premise software revenues	$2,106		$2,261		$2,301		$2,678		$9,346		$2,241		$2,335		$2,497		$2,862		$9,935

AS REPORTED GROWTH RATES
Cloud software as a service	30%		28%		42%		40%		36%		50%		57%		64%		67%		61%
On-premise software revenues	(2%	)	(6%	)	(7%	)	(7%	)	(5%	)	(5%	)	(11%	)	(8%	)	(10%	)	(8%	)
Total cloud and on-premise software revenues	4%		(1%	)	1%		1%		1%		6%		3%		9%		7%		6%
CONSTANT CURRENCY GROWTH RATES (2)
Cloud software as a service	34%		32%		45%		41%		38%		52%		59%		65%		69%		62%
On-premise software revenues	4%		(1%	)	(3%	)	(5%	)	(2%	)	(4%	)	(9%	)	(7%	)	(9%	)	(7%	)
Total cloud and on-premise software revenues	9%		5%		5%		2%		5%		8%		5%		9%		8%		8%

PLATFORM AND INFRASTRUCTURE REVENUES
Cloud platform as a service and infrastructure as a service	$173		$187		$209		$283		$852		$312		$328		$324		$397		$1,360
On-premise software revenues	4,179		4,561		4,574		5,478		18,792		4,238		4,514		4,544		5,625		18,923

Total cloud and on-premise software revenues	$4,352		$4,748		$4,783		$5,761		$19,644		$4,550		$4,842		$4,868		$6,022		$20,283

AS REPORTED GROWTH RATES
Cloud platform as a service and infrastructure as a service	25%		20%		33%		71%		38%		80%		75%		55%		40%		60%
On-premise software revenues	(5%	)	(7%	)	(3%	)	(2%	)	(4%	)	1%		(1%	)	(1%	)	3%		1%
Total cloud and on-premise software revenues	(4%	)	(6%	)	(2%	)	0%		(3%	)	5%		2%		2%		5%		3%
CONSTANT CURRENCY GROWTH RATES (2)
Cloud platform as a service and infrastructure as a service	32%		26%		38%		74%		44%		84%		78%		57%		42%		62%
On-premise software revenues	3%		0%		1%		(1%	)	1%		2%		(1%	)	0%		4%		1%
Total cloud and on-premise software revenues	4%		1%		3%		2%		2%		5%		2%		2%		6%		4%

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016 and 2015 for the fiscal 2017 and fiscal 2016 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q4 FISCAL 2017 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•	Cloud software as a service, cloud platform as a service and infrastructure as a service, software license updates and product support and hardware deferred revenues: Business combination accounting rules require us to account for the fair values of cloud-based service contracts, software license updates and product support contracts and hardware support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our cloud software as a service revenues, cloud platform as a service and infrastructure as a service revenues, software license updates and product support revenues and hardware support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud-based service contracts and hardware support contracts; however, we cannot be certain that our customers will renew our cloud-based contracts, software license updates and product support contracts or our hardware support contracts.

•	Deferred sales commissions amortization: Certain acquired companies capitalized sales commissions associated with subscription agreements and amortized these amounts over the related contractual terms. Business combination accounting rules generally require us to eliminate these capitalized sales commissions balances as of the acquisition date and our post-combination GAAP sales and marketing expenses generally do not reflect the amortization of these deferred sales commissions balances. The non-GAAP adjustment to increase our sales and marketing expenses is intended to include, and thus reflect, the full amount of amortization related to such balances as though the acquired companies operated independently in the periods presented. We believe this adjustment to sales and marketing expenses is useful to investors as a measure of the ongoing performance of our business. The presentation of this non-GAAP adjustment commenced in the second fiscal quarter of fiscal 2017 as a result of our acquisition of NetSuite. Such adjustment was not material in prior periods.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested stock awards assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those stock awards. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.

Appendix B

ORACLE CORPORATION

Q4 FISCAL 2017 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase		% Increase (Decrease)
	2017	% of Revenues		2016	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
Cloud software as a service and platform as a service	$1,153	11%		$690	6%		67%		69%
Cloud infrastructure as a service	208	2%		169	2%		23%		26%

Total cloud revenues	1,361	13%		859	8%		58%		60%

New software licenses	2,626	24%		2,766	26%		(5%	)	(4%	)
Software license updates and product support	4,897	45%		4,814	46%		2%		3%

Total on-premise software revenues	7,523	69%		7,580	72%		(1%	)	0%

Total cloud and on-premise software revenues	8,884	82%		8,439	80%		5%		6%

Hardware products	597	5%		725	7%		(18%	)	(16%	)
Hardware support	517	5%		558	5%		(7%	)	(6%	)

Total hardware revenues	1,114	10%		1,283	12%		(13%	)	(12%	)

Total services revenues	894	8%		872	8%		3%		4%

Total revenues	10,892	100%		10,594	100%		3%		4%

OPERATING EXPENSES
Cloud software as a service and platform as a service	412	4%		304	3%		35%		36%
Cloud infrastructure as a service	157	1%		99	1%		60%		59%
Software license updates and product support	266	3%		268	2%		(1%	)	0%
Hardware products	294	3%		405	4%		(27%	)	(26%	)
Hardware support	146	1%		168	2%		(13%	)	(12%	)
Services	728	7%		692	7%		5%		6%
Sales and marketing	2,313	21%		2,306	22%		0%		1%
Research and development	1,609	15%		1,534	14%		5%		5%
General and administrative	317	3%		323	3%		(2%	)	(1%	)
Amortization of intangible assets	441	4%		355	3%		24%		24%
Acquisition related and other	18	0%		7	0%		165%		165%
Restructuring	118	1%		165	2%		(29%	)	(26%	)

Total operating expenses	6,819	63%		6,626	63%		3%		4%

OPERATING INCOME	4,073	37%		3,968	37%		3%		4%
Interest expense	(481)	(4%	)	(362)	(3%	)	33%		33%
Non-operating income, net	168	2%		126	1%		34%		32%

INCOME BEFORE PROVISION FOR INCOME TAXES	3,760	35%		3,732	35%		1%		3%

Provision for income taxes	529	5%		918	8%		(42%	)	(43%	)

NET INCOME	$3,231	30%		$2,814	27%		15%		17%

EARNINGS PER SHARE:
Basic	$0.78			$0.68
Diluted	$0.76			$0.66
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,132			4,147
Diluted	4,248			4,238

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended May 31, 2017 compared with the corresponding prior year period decreased our revenues by 1 percentage point, operating expenses by 1 percentage point and operating income by 1 percentage point.

Appendix B

ORACLE CORPORATION

FISCAL 2017 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Year Ended May 31,						% Increase		% Increase (Decrease)
	2017	% of Revenues		2016	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
Cloud software as a service and platform as a service	$3,838	10%		$2,207	6%		74%		75%
Cloud infrastructure as a service	733	2%		646	2%		13%		16%

Total cloud revenues	4,571	12%		2,853	8%		60%		62%

New software licenses	6,418	17%		7,276	19%		(12%	)	(11%	)
Software license updates and product support	19,229	51%		18,861	51%		2%		3%

Total on-premise software revenues	25,647	68%		26,137	70%		(2%	)	(1%	)

Total cloud and on-premise software revenues	30,218	80%		28,990	78%		4%		5%

Hardware products	2,075	5%		2,471	7%		(16%	)	(15%	)
Hardware support	2,077	6%		2,197	6%		(5%	)	(4%	)

Total hardware revenues	4,152	11%		4,668	13%		(11%	)	(10%	)

Total services revenues	3,358	9%		3,389	9%		(1%	)	1%

Total revenues	37,728	100%		37,047	100%		2%		3%

OPERATING EXPENSES
Cloud software as a service and platform as a service	1,472	4%		1,152	3%		28%		28%
Cloud infrastructure as a service	491	1%		366	1%		34%		34%
Software license updates and product support	1,052	3%		1,146	3%		(8%	)	(7%	)
Hardware products	1,069	3%		1,371	4%		(22%	)	(21%	)
Hardware support	584	1%		693	2%		(16%	)	(15%	)
Services	2,801	7%		2,751	8%		2%		3%
Sales and marketing	8,197	22%		7,884	21%		4%		5%
Research and development	6,159	16%		5,787	16%		6%		7%
General and administrative	1,176	3%		1,155	3%		2%		3%
Amortization of intangible assets	1,451	4%		1,638	4%		(11%	)	(11%	)
Acquisition related and other	103	0%		42	0%		145%		147%
Restructuring	463	1%		458	1%		1%		4%

Total operating expenses	25,018	66%		24,443	66%		2%		3%

OPERATING INCOME	12,710	34%		12,604	34%		1%		2%
Interest expense	(1,798)	(5%	)	(1,467)	(4%	)	23%		23%
Non-operating income, net	605	2%		305	1%		98%		96%

INCOME BEFORE PROVISION FOR INCOME TAXES	11,517	31%		11,442	31%		1%		2%

Provision for income taxes	2,182	6%		2,541	7%		(14%	)	(15%	)

NET INCOME	$9,335	25%		$8,901	24%		5%		6%

EARNINGS PER SHARE:
Basic	$2.27			$2.11
Diluted	$2.21			$2.07
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,115			4,221
Diluted	4,217			4,305

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the year ended May 31, 2017 compared with the corresponding prior year period decreased our revenues by 1 percentage point, operating expenses by 1 percentage point and operating income by 1 percentage point.

Appendix C

ORACLE CORPORATION

FISCAL 2017 FINANCIAL RESULTS

SUPPLEMENTAL QUARTERLY GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

($ in millions, except per share data)

	Fiscal 2017
	Q1	Q2	Q3	Q4	TOTAL

REVENUES
Cloud software as a service	$657	$725	$865	$964	$3,211
Cloud platform as a service and infrastructure as a service	312	328	324	397	1,360

Total cloud revenues	969	1,053	1,189	1,361	4,571

New software licenses	1,030	1,347	1,414	2,626	6,418
Software license updates and product support revenues	4,792	4,777	4,762	4,897	19,229

Total on-premise software revenues	5,822	6,124	6,176	7,523	25,647

Total cloud and on-premise software revenues	6,791	7,177	7,365	8,884	30,218

Hardware revenues	996	1,014	1,028	1,114	4,152
Services revenues	808	844	812	894	3,358

Total revenues	8,595	9,035	9,205	10,892	37,728

OPERATING EXPENSES
Cloud software as a service	283	316	330	355	1,285
Cloud platform as a service and infrastructure as a service	132	156	175	214	678
Software license updates and product support	275	242	270	266	1,052
Hardware	391	386	437	440	1,653
Services	695	697	680	728	2,801
Sales and marketing	1,919	1,960	2,004	2,313	8,197
Research and development	1,520	1,510	1,521	1,609	6,159
General and administrative	315	303	241	317	1,176
Amortization of intangible assets	311	302	397	441	1,451
Acquisition related and other	14	40	30	18	103
Restructuring	99	86	161	118	463

Total operating expenses	5,954	5,998	6,246	6,819	25,018

OPERATING INCOME	2,641	3,037	2,959	4,073	12,710
Interest expense	(416)	(451)	(450)	(481)	(1,798)
Non-operating income, net	148	99	189	168	605

INCOME BEFORE PROVISION FOR INCOME TAXES	2,373	2,685	2,698	3,760	11,517

Provision for income taxes	541	653	459	529	2,182

NET INCOME	$1,832	$2,032	$2,239	$3,231	$9,335

EARNINGS PER SHARE:
Basic	$0.44	$0.50	$0.55	$0.78	$2.27
Diluted	$0.43	$0.48	$0.53	$0.76	$2.21
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,119	4,104	4,107	4,132	4,115
Diluted	4,221	4,195	4,204	4,248	4,217

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

Appendix C

ORACLE CORPORATION

FISCAL 2017 FINANCIAL RESULTS

SUPPLEMENTAL QUARTERLY RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended
	August 31, 2016 GAAP	Adj.	August 31, 2016 Non-GAAP	November 30, 2016 GAAP	Adj.	November 30, 2016 Non-GAAP	February 28, 2017 GAAP	Adj.	February 28, 2017 Non-GAAP	May 31, 2017 GAAP	Adj.	May 31, 2017 Non-GAAP
TOTAL REVENUES	$8,595	$18	$8,613	$9,035	$35	$9,070	$9,205	$69	$9,274	$10,892	$50	$10,942

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	$6,791	$18	$6,809	$7,177	$35	$7,212	$7,365	$69	$7,434	$8,884	$50	$8,934
Cloud software as a service	657	17	674	725	34	759	865	69	934	964	44	1,008
Cloud platform as a service and infrastructure as a service	312	—	312	328	—	328	324	—	324	397	6	403
New software licenses	1,030	—	1,030	1,347	—	1,347	1,414	—	1,414	2,626	—	2,626
Software license updates and product support	4,792	1	4,793	4,777	1	4,778	4,762	—	4,762	4,897	—	4,897
TOTAL OPERATING EXPENSES	$5,954	$(743)	$5,211	$5,998	$(735)	$5,263	$6,246	$(916)	$5,330	$6,819	$(893)	$5,926
Cloud software as a service (2)	283	(5)	278	316	(6)	310	330	(6)	324	355	(6)	349
Cloud platform as a service and infrastructure as a service (2)	132	(1)	131	156	(1)	155	175	(1)	174	214	(2)	212
Sales and marketing (3)	1,919	(63)	1,856	1,960	(59)	1,901	2,004	(75)	1,929	2,313	(62)	2,251
Stock-based compensation (2)	250	(250)	—	241	(241)	—	246	(246)	—	246	(246)	—
Amortization of intangible assets	311	(311)	—	302	(302)	—	397	(397)	—	441	(441)	—
Acquisition related and other	14	(14)	—	40	(40)	—	30	(30)	—	18	(18)	—
Restructuring	99	(99)	—	86	(86)	—	161	(161)	—	118	(118)	—
CLOUD SOFTWARE AS A SERVICE MARGIN %	57%		59%	56%		59%	62%		65%	63%		65%
CLOUD PLATFORM AS A SERVICE AND INFRASTRUCTURE AS A SERVICE MARGIN %	58%		58%	52%		53%	46%		46%	46%		47%
OPERATING INCOME	$2,641	$761	$3,402	$3,037	$770	$3,807	$2,959	$985	$3,944	$4,073	$943	$5,016
OPERATING MARGIN %	31%		39%	34%		42%	32%		43%	37%		46%
INCOME TAX EFFECTS (4)	$541	$258	$799	$653	$228	$881	$459	$336	$795	$529	$412	$941
NET INCOME	$1,832	$503	$2,335	$2,032	$542	$2,574	$2,239	$649	$2,888	$3,231	$531	$3,762
DILUTED EARNINGS PER SHARE	$0.43		$0.55	$0.48		$0.61	$0.53		$0.69	$0.76		$0.89
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,221	—	4,221	4,195	—	4,195	4,204	—	4,204	4,248	—	4,248

(1)	This presentation includes non-GAAP measures. The information is presented for the quarters of fiscal 2017 in a format that is consistent with the presentation adopted during Oracle’s fourth quarter of fiscal 2017. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended August 31, 2016			Three Months Ended November 30, 2016			Three Months Ended February 28, 2017			Three Months Ended May 31, 2017
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Software license updates and product support	$6	$(6)	$—	$6	$(6)	$—	$6	$(6)	$—	$6	$(6)	$—
Hardware	3	(3)	—	3	(3)	—	3	(3)	—	3	(3)	—
Services	8	(8)	—	9	(9)	—	14	(14)	—	14	(14)	—
Research and development	195	(195)	—	188	(188)	—	191	(191)	—	197	(197)	—
General and administrative	38	(38)	—	35	(35)	—	32	(32)	—	26	(26)	—

Subtotal	250	(250)	—	241	(241)	—	246	(246)	—	246	(246)	—

Cloud software as a service	5	(5)	—	6	(6)	—	6	(6)	—	6	(6)	—
Cloud platform as a service and infrastructure as a service	1	(1)	—	1	(1)	—	1	(1)	—	2	(2)	—
Sales and marketing	63	(63)	—	68	(68)	—	96	(96)	—	78	(78)	—
Acquisition related and other	—	—	—	11	(11)	—	22	(22)	—	2	(2)	—

Total stock-based compensation	$319	$(319)	$—	$327	$(327)	$—	$371	$(371)	$—	$334	$(334)	$—

(3)	Non-GAAP adjustments to sales and marketing expenses were as follows:

	Three Months Ended
	August 31, 2016	November 30, 2016	February 28, 2017	May 31, 2017
Stock-based compensation (2)	$(63)	$(68)	$(96)	$(78)
Acquired deferred sales commissions amortization	—	9	21	16

Total non-GAAP sales and marketing adjustments	$(63)	$(59)	$(75)	$(62)

(4)	The differences between our GAAP and non-GAAP income tax effects in the fiscal 2017 quarterly periods presented were primarily due to the net tax effects on stock-based compensation expense and acquisition related items, including the tax effects of amortization of intangible assets.